Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 13, 2008 by and among CONSOLIDATED GRAPHICS, INC., a Texas corporation (the “Borrower”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A. The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of October 6, 2006, as amended by instruments dated as of January 2, 2007 and November 9, 2007. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.
B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:
SECTION 1. Amendments to Credit Agreement.
(a) Schedule 2.1(a) to the Credit Agreement is hereby amended to be identical to Schedule 2.1(a) attached hereto.
(b) The definition of “Applicable Percentage” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:
“Applicable Percentage” shall mean, for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column “Alternate Base Rate Margin for Revolving Loans”, (ii) Revolving Loans which are LIBOR Rate Loans shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee”, (iii) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee” and (iv) the Letter of Credit Fee shall be the percentage set forth under the column “LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee”:

			LIBOR Rate Margin
		Alternate Base Rate	for Revolving Loans
	Leverage	Margin for	and Letter of	Commitment
Level	Ratio	Revolving Loans	Credit Fee	Fee
I	< 1.00 to 1.0	0%	0.625%	0.15%
II	< 1.50 to 1.0 but ≥ 1.00 to 1.0	0%	0.75%	0.175%
III	< 2.00 to 1.0 but ≥ 1.50 to 1.0	0%	1.00%	0.20%
IV	< 2.50 to 1.0 but ≥ 2.00 to 1.0	0%	1.25%	0.25%
V	≥ 2.50 to 1.0	0%	1.50%	0.275%
The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an “Interest Determination Date”). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. After the Closing Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level V until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.
(c) The second sentence of Section 2.1(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
For purposes hereof, the aggregate amount available hereunder shall be THREE HUNDRED THIRTY-FIVE MILLION DOLLARS ($335,000,000) (as such aggregate amount may be reduced from time to time as provided in Section 2.5, the “Revolving Commitment Amount”).
(d) Section 2.5(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
(c) Intentionally Left Blank.

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(e) Section 5.9(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
(a) Leverage Ratio. The Leverage Ratio shall be less than or equal to (i) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries during the period from and after March 13, 2008 through and including March 31, 2009, 3.00 to 1.00, (ii) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries during the period from and after April 1, 2009 through September 30, 2009, 2.75 to 1.00 and (ii) as of the last day of each fiscal quarter of the Borrower and its Subsidiaries thereafter, 2.50 to 1.0.
(f) Section 6.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
(c) enter into any transaction or series of transactions for the purposes of acquiring all or a substantial portion of the assets, property and/or Capital Stock of any Person other than, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom on a Pro Forma Basis, the acquisition by any Credit Party of all or a majority of the Capital Stock or other ownership interest in (or all or a substantial portion of the assets, property and/or operations of) any Person provided that (i) such acquisition is of a Person in the same or a similar line of business and (ii) the Borrower shall comply with the requirements of Section 5.2(e) hereof.
SECTION 2. Co-Lead Arranger. Wells Fargo Bank, National Association is hereby named as Co-Lead Arranger and Syndications Agent with respect to the Credit Agreement.
SECTION 3. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.
SECTION 4. Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.
SECTION 5. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred and (b) subject to the waiver set forth herein, no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

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SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Credit Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

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NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02
THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER CREDIT DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CONSOLIDATED GRAPHICS, INC., a Texas corporation
By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President and Chief Financial Officer

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By:	/s/ Gail Waggoner
	Name:	Gail Waggoner
	Title:	Sr. Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ H.M.Sultanik
	Name:	H.M. Sultanik
	Title:	Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

BANK OF AMERICA, N.A.
By:	/s/ Julie Castano
	Name:	Julie Castano
	Title:	Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

COMERICA BANK
By:	/s/ De Von Lang
	Name:	De Von Lang
	Title:	Corporate Banking Officer

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Michael R. Quiray
	Name:	Michael R. Quiray
	Title:	Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

RBS CITIZENS, N.A.
By:	/s/ Brian H. Gallagher
	Name:	Brian H. Gallagher
	Title:	Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	V.P. & Manager

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

BANK OF TEXAS, N.A.
By:	/s/ Edward H. Braddock
	Name:	Edward H. Braddock
	Title:	Senior Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Laif Aeseth
	Name:	Laif Aeseth
	Title:	Sr. Vice President

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Credit Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Banks would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.
A&A AMALGAMATED PRINTING ENTERPRISES, INC.,
     a California corporation,
AGS CUSTOM GRAPHICS, INC.,
     a Maryland corporation,
AMERICAN LITHOGRAPHERS, INC.,
     a California corporation,
APPLE GRAPHICS, INC.,
     a California corporation,
AUSTIN PRINTING COMPANY, INC.,
     a Georgia corporation,
AUTOMATED GRAPHIC IMAGING/COPY
     CENTER, INC., a District of Columbia corporation,
AUTOMATED GRAPHIC SYSTEMS, LLC,
     a Maryland limited liability company,
BIGINK MAILING & FULFILLMENT COMPANY,
     a Kansas corporation,
BRIDGETOWN PRINTING CO.,
     an Oregon corporation,
BYRUM LITHOGRAPHING CO.,
     an Ohio corporation,
CDS PUBLICATIONS, INC.,
     an Oregon corporation,
CGML GENERAL PARTNER, INC.,
     a Delaware corporation,
CGML, LLC,
     a Delaware limited liability company,
CGX CALIFORNIA CONTRACTORS, INC.,
     a California corporation
CGXMEDIA, INC.,
     a Texas corporation
CHAS. P. YOUNG COMPANY,
     a Texas corporation,
CHAS. P. YOUNG COMPANY, INC.,
     a New York corporation,
CLEAR VISIONS, INC.,
     a Texas corporation,
Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

COLUMBIA COLOR, INC.,
     a California corporation,
CONSOLIDATED CARQUEVILLE PRINTING
     COMPANY, an Illinois corporation
CONSOLIDATED GRAPHICS CALIFORNIA,
     a California corporation,
CONSOLIDATED GRAPHICS DEVELOPMENT
     COMPANY, a Delaware corporation,
CONSOLIDATED GRAPHICS INTERNATIONAL,
     INC., a Delaware corporation,
CONSOLIDATED GRAPHICS SERVICES,
     INC., a Delaware corporation,
CONSOLIDATED GRAPHICS PROPERTIES, INC.,
     a Texas corporation,
CONSOLIDATED GRAPHICS PROPERTIES II,
     INC., a Texas corporation,
COPY-MOR, INC.,
     an Illinois corporation,
COURIER PRINTING COMPANY,
     a Tennessee corporation,
DIGITAL DIRECT, INC.,
     a Pennsylvania corporation,
DIRECT COLOR, INC.,
     a California corporation,
EAGLE PRESS, INC.,
     a California corporation,
EASTWOOD PRINTING CORPORATION,
     a Colorado corporation,
ELECTRIC CITY PRINTING COMPANY,
     a South Carolina corporation,
EMERALD CITY GRAPHICS, INC.,
     a Washington corporation,
FITTJE BROS. PRINTING CO.,
     a Colorado corporation,
FREDERIC PRINTING COMPANY,
     a Colorado corporation,
GARNER PRINTING COMPANY,
     an Iowa corporation,
GEYER PRINTING COMPANY, INC.,
     a Pennsylvania corporation,
GILLILAND PRINTING, INC.
     a Kansas corporation,
GRAPHCOM LLC,
     a Georgia limited liability company,
Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

GRAPHIC COMMUNICATIONS, INC.,
     a California corporation,
GRAPHIC TECHNOLOGY OF MARYLAND, INC.,
     a Maryland corporation,
GRAPHION, INC.,
     a California corporation,
GRITZ-RITTER GRAPHICS, INC.,
     a Colorado corporation,
GROVER PRINTING COMPANY,
     a Texas corporation,
GSL FINE LITHOGRAPHERS,
     a California corporation,
GULF PRINTING COMPANY,
     a Texas corporation,
H & N PRINTING & GRAPHICS, INC.,
     a Maryland corporation,
HEATH PRINTERS, INC.
     a Washington corporation
HERITAGE GRAPHICS, INC.,
     a Texas corporation,
IMAGE SYSTEMS, INC.,
     a Wisconsin corporation,
IRONWOOD LITHOGRAPHERS, INC.,
     an Arizona corporation,
KELMSCOTT COMMUNICATIONS LLC,
     a Delaware limited liability company,
KEYS PRINTING COMPANY,
     a South Carolina corporation,
LINCOLN PRINTING CORPORATION,
     an Indiana corporation,
MARYLAND COMPOSITION.COM, INC.,
     a Maryland corporation,
MAXIMUM GRAPHICS, INC.,
     a Minnesota corporation,
MAXWELL GRAPHIC ARTS, INC.,
     a New Jersey corporation,
MCKAY PRESS, INC.,
     a Michigan corporation,
MERCURY PRINTING COMPANY, INC.,
     a Tennessee corporation,
MERCURY WEB PRINTING, INC.,
     a Kansas corporation,
METROPOLITAN PRINTING SERVICES, INC.,
     an Indiana corporation,
Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

MOBILITY, INC.,
     a Virginia corporation,
MOUNT VERNON PRINTING COMPANY,
     a Maryland corporation,
MULTIPLE IMAGES PRINTING, INC.,
     an Illinois corporation,
NIES/ARTCRAFT, INC.,
     a Missouri corporation,
PICCARI PRESS, INC.,
     a Pennsylvania corporation,
PRECISION LITHO, INC.,
     a California corporation,
PRIDE PRINTERS, INC.,
     a Massachusetts corporation,
PRINTING CONTROL SERVICES, INCORPORATED,
     a Washington corporation,
PRINTING CORPORATION OF AMERICA,
     a Maryland corporation,
PRINTING, INC.,
     a Kansas corporation,
RUSH PRESS, INC.,
     a California corporation,
S&S GRAPHICS, LLC,
     a Maryland limited liability company,
S&S GRAPHICS PROPERTY, LLC,
     a Delaware limited liability company,
SPANGLER GRAPHICS, LLC,
     a Kansas limited liability company,
SPANGLER GRAPHICS PROPERTY, LLC,
     a Kansas limited liability company,
STORTERCHILDS PRINTING CO., INC.,
     a Florida corporation,
SUPERB PRINTING COMPANY,
     a Texas corporation,
SUPERIOR COLOUR GRAPHICS, INC.,
     a Michigan corporation,
TEWELL WARREN PRINTING COMPANY,
     a Colorado corporation,
THE ETHERIDGE COMPANY,
     a Michigan corporation,
THE CYRIL-SCOTT COMPANY,
     an Ohio corporation,
THE GRAPHICS GROUP, INC.,
     a Texas corporation,
Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

THE HENNEGAN COMPANY,
     a Kentucky corporation,
THE JARVIS PRESS, INC.,
     a Texas corporation,
THE JOHN C. OTTO COMPANY, INC.,
     a Massachusetts corporation,
THE PIKES PEAK LITHOGRAPHIC CO.,
     a Colorado corporation,
THE PRINTERY, INC.,
     a Wisconsin corporation,
THEO. DAVIS SONS, INCORPORATED,
     a North Carolina corporation,
THOUSAND OAKS PRINTING AND
     SPECIALTIES, INC., a California corporation,
TUCKER PRINTERS, INC.,
     a Texas corporation,
TULSA LITHO COMPANY,
     an Oklahoma corporation,
TURSACK INCORPORATED,
     a Pennsylvania corporation,
VALCOUR PRINTING, INC.,
     a Missouri corporation,
WALNUT CIRCLE PRESS, INC.,
     a North Carolina corporation,
WATERMARK PRESS, LTD.,
     a California corporation,
WENTWORTH CORPORATION,
     a South Carolina corporation,
WESTERN LITHOGRAPH COMPANY,
     a Texas corporation,
WESTLAND PRINTERS, INC.,
     a Maryland corporation,
WETZEL BROTHERS, LLC,
     a Wisconsin limited liability company,
WOODRIDGE PRESS, INC.,
     a California corporation,

By:	/s/ Jon C. Biro
Jon C. Biro,
Executive Vice President of each of the foregoing

Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

SERCO FORMS, LLC, a Kansas limited liability company

By:	BIGINK MAILING & FULFILLMENT COMPANY, a Kansas corporation, and MERCURY WEB PRINTING, INC., a Kansas corporation, Members

	By:	/s/ Jon C. Biro

Jon C. Biro,
Executive Vice President
of each of the foregoing

CONSOLIDATED GRAPHICS MANAGEMENT, LTD., a Texas limited partnership,

By:	CGML GENERAL PARTNER, INC., a Delaware corporation, sole general partner of Consolidated Graphics Management, Ltd.

	By:	/s/ Jon C. Biro

Jon C. Biro,
Executive Vice President

CONSOLIDATED GRAPHICS DEVELOPMENT LLC, a Delaware limited liability company

By:	CONSOLIDATED GRAPHICS DEVELOPMENT COMPANY, a Delaware corporation, Member

	By:	/s/ Jon C. Biro

Jon C. Biro,
Executive Vice President
Unnumbered signature page to Third Amendment to Credit Agreement for Consolidated Graphics, Inc.

SCHEDULE 2.1(a)
SCHEDULE OF LENDERS AND
COMMITMENTS

	Revolving	Revolving	LOC	LOC
	Committed	Commitment	Committed	Commitment
Lender	Amount	Percentage	Amount	Percentage
JPMorgan Chase Bank, N.A.	$69,677,500.00	20.7992537	$4,159,850.74	20.7992537
Wells Fargo Bank, National Association	$69,677,500.00	20.7992537	$4,159,850.74	20.7992537
Bank of America, N.A.	$66,129,000.00	19.7400000	$3,948,000.00	19.7400000
Comerica Bank	$30,000,000.00	8.9552239	$1,791.044.78	8.9552239
Wachovia Bank, National Association	$25,000,000.00	7.4626866	$1,492,537.32	7.4626866
RBS Citizens, N.A.	$25,000,000.00	7.4626866	$1,492,537.32	7.4626866
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00	7.4626866	$1,492,537.32	7.4626866
Bank of Texas, N.A.	$14,516,000.00	4.3331343	$866,626.86	4.3331343
Amegy Bank National Association	$10,000,000.00	2.9850746	$597,014.92	2.9850746

Total:	$335,000,000.00	100.0000000%	$20,000,000.00	100.0000000%